     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 2000

                                            REGISTRATION STATEMENT NO. 333-56057
--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                 POST-EFFECTIVE
                                 AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                                  GLIATECH INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                                          34-1587242
(STATE OR OTHER JURISDICTION OF                          (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NO.)

                            23420 Commerce Park Road
                              Cleveland, Ohio 44122
                                 (216) 831-3200
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            ------------------------

                           THOMAS O. OESTERLING, PH.D.
                      Chairman and Chief Executive Officer
                                  Gliatech Inc.
                            23420 Commerce Park Road
                              Cleveland, Ohio 44122
                                 (216) 831-3200
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                           -------------------------

                                   COPIES TO:

                             THOMAS C. DANIELS, ESQ.
                           Jones, Day, Reavis & Pogue
                                   North Point
                               901 Lakeside Avenue
                              Cleveland, Ohio 44114
                                 (216) 586-3939

                          --------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   As soon as practicable after this Registration Statement becomes effective.

                          --------------------------

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ] ____________

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ] _____________

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[ ]

                             -----------------------

                         DEREGISTRATION OF COMMON STOCK

                 Gliatech Inc. (the "Company") hereby amends its registration statement on Form S-3, filed with the Securities and Exchange Commission (the "Commission") on June 4, 1998 and Amendment No. 1 thereto, filed with the Commission on July 15, 1998 (together, the "Form S-3") by deregistering 80,000 shares of the Company's common stock, par value $0.01 per share (the "Shares"). The Shares to be deregistered consist of all Shares registered on the Form S-3 that have not been transferred by the stockholder on whose behalf the Form S-3 was filed (the "Selling Stockholder").

                 The Company initially registered 100,000 Shares on the Form S-3 in satisfaction of a contractual obligation to the Selling Stockholder. The Company's obligation to keep the registration effective has since expired and the Company desires to deregister the remaining Shares that have not been transferred by the Selling Stockholder that were registered on the Form S-3 in accordance with an undertaking the Company included in the Form S-3.

                 The following table summarizes the information set forth above:

====================================================================================================================
                                                                  NUMBER
 TITLE OF EACH CLASS OF           NUMBER REGISTERED             TRANSFERRED
     OF SECURITIES                 PURSUANT TO THE              PURSUANT TO                   NUMBER BEING
 INITIALLY REGISTERED                  OFFERING                 REGISTRATION                  DEREGISTERED
--------------------------------------------------------------------------------------------------------------------
Common stock, par value                 100,000                      20,000                       80,000
$0.01 per share.
====================================================================================================================

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on April 24, 2000.

                                       GLIATECH INC.

                                  By:  /s/ RODNEY E. DAUSCH
                                      ------------------------------
                                      Rodney E. Dausch
                                      Executive Vice President, Chief Financial
                                      Officer and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                SIGNATURE                                         TITLE                                DATE
                ---------                                         -----                                ----
        *                                   Chairman of the Board, Chief Executive Officer,       April 24, 2000
-------------------------------             (Principal Executive Officer) and Director
Thomas O. Oesterling Ph.D.

 /s/ Rodney E. Dausch                       Executive Vice President and Chief Financial          April 24, 2000
------------------------------              Officer (Principal Financial and Accounting
Rodney E. Dausch                            Officer)

        *                                   Director                                              April 24, 2000
------------------------------
Robert P. Pinkas
        *                                   Director                                              April 24, 2000
------------------------------
Theodore E. Haigler, Jr.
        *                                   Director                                              April 24, 2000
------------------------------
Ronald D. Henriksen
        *                                   Director                                              April 24, 2000
------------------------------
Irving S. Shapiro
        *                                   Director                                              April 24, 2000
------------------------------
John L. Ufheil
        *                                   Director                                              April 24, 2000
------------------------------
William A. Clarke

         * Rodney E. Dausch, the undersigned attorney-in-fact, by signing his name hereto, does hereby sign and execute this Registration Statement on behalf of the above indicated officers and directors thereof (constituting a majority of the directors) pursuant to a power of attorney filed with the Securities and Exchange Commission.

April 24, 2000                       By: /s/ Rodney E. Dausch
                                         ---------------------
                                         Rodney E. Dausch, Executive Vice
                                          President, Chief
                                         Financial Officer and Secretary